UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

BIOMX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 New Burton Road, Suite 201

Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On June 2, 2026, BiomX Inc. (the “Company”) issued 1,013,637 restricted shares of common stock to three individual assignees upon the partial conversion of an outstanding convertible promissory note (the “Conversion Shares”) originally issued to Mandragola Ltd., a company formed under the laws of the State of Israel (“Mandragola”).

As previously disclosed, on May 13, 2026, the Company and Mandragola entered into a Line of Credit Agreement establishing a revolving line of credit of up to $2,000,000 (the “Credit Line”) available to the Company or any operating subsidiary. Each advance is evidenced by a convertible promissory note bearing simple annual interest at 12% and convertible into shares of the Company’s common stock at the closing price of the Common Stock on the trading day immediately preceding delivery of the notice of conversion. The parties also agreed that prior advances made by Mandragola in respect of the Company’s acquisition of a controlling stake in Dr. Frucht Systems Ltd. (“DFSL”) are deemed to be advances within the Credit Line. As additional consideration for making the Credit Line available, the Company also issued to Mandragola a five-year warrant to purchase up to 2,000,000 shares of Common Stock at an exercise price of $12.00 per share, with a cashless exercise feature. The shares issuable upon exercise of the warrant are subject to obtaining stockholder approval under the applicable rules of the NYSE American. The warrant was issued to Mandragola in reliance on Section 4(a)(2) of the Securities Act.

The Conversion Shares were issued upon the conversion of approximately $379,000 in principal amount extended by Mandragola.

The Conversion Shares have not been registered under the Securities Act of 1933 (as amended, the “Securities Act”) or under any state securities law and were offered and issued, as applicable, in reliance upon the exemption from registration requirements of the Securities Act set forth in Section 4(a)(2) of the Securities Act. The Company did not engage in a general solicitation or advertising regarding the issuance of the shares.

As a result of the foregoing issuance, the Company currently has 11,160,153 shares of common stock issued and outstanding.

A copy of the Credit Line, the form of Note and the Warrant issued to Mandragola in connection with the Credit Line are attached as exhibits 10.1, 4.1 and 4.2 respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of 12% Convertible Promissory Note
4.2	Warrant to Purchase Common Stock, dated May 13, 2026
10.1	Line of Credit Agreement, dated as of May 13, 2026, between BiomX Inc. and Mandragola Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

Date: June 5, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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